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                                                                       EXHIBIT 4


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  NUMBER


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              COMMON STOCK                              COMMON STOCK

               PAR VALUE $.02                            PAR VALUE $.02

THIS CERTIFICATE IS TRANSFERABLE IN
 NEW YORK, NY OR CRAWFORD, NJ.

              [SYMBOL OF PAR TECHNOLOGY CORPORATION APPEARS HERE]

                          PAR Technology Corporation

              INCOPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This is to certify that







is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

PAR Technology Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
    This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrant.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned and Registered: NY of New York
   REGISTRAR AND TRANSFER COMPANY
              New Jersey   Transfer Agent
                           and Registrar

                                                    [SIGNATURES APPEAR HERE]
                      Authorized Signature         Secretary         President



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  SHARES


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[SEAL OF PAR TECHNOLOGY APPEARS HERE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM    --as tenants in common    UNIF GIFT MIN ACT--......Custodian......
                                                           (Cust)       (Minor)
  TEN ENT    --as tenants by the entireties        under Uniform Gifts to Minors

  JT TEN     --as joint tenants with right of
               survivorship and not as tenants     Act....................
               in common                                    (State)
              Additional abbreviations may also used not in the above list.

     For value received________hereby sell, assign, and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OR ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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--------------------------------------------------------------------------Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint
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Attorney to transfer the said shares on the books of the within named
Corporation with full power of substitution in the provisions

Dated
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR REARRANGEMENT OR ANY CHANGE WHATEVER.